UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

Apogee Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41740	93-4958665
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Crescent Street, Building 17, Suite 102b,

Waltham, MA, 02453

(Address of Principal Executive Offices, including Zip Code)

(650) 394-5230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	APGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 12, 2025, Apogee Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2025 (the “Earnings Press Release”).

A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated by reference herein. The exhibit furnished under Item 2.02 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

On May 12, 2025, the Company issued a press release announcing positive interim results from the Phase 1b trial of APG808 (the “Data Press Release”).

A copy of the Data Press Release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein. The exhibit furnished under Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On May 12, 2025, the Company made available presentation slides related to the positive interim results from the Phase 1b trial of APG808 on the Company’s website. A copy of the slides is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release, dated May 12, 2025
99.2	Data Press Release, dated May 12, 2025
99.3	Data Presentation, dated May 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apogee Therapeutics, Inc.

Date: May 12, 2025	By:	/s/ Michael Henderson, M.D.
Michael Henderson, M.D.
Chief Executive Officer